Filed under Rule 497(e)
Registration No. 033-52742

SUNAMERICA SERIES TRUST

(the “Trust”)

Supplement dated December 15, 2022, to the Trust’s

Statement of Additional Information (“SAI”), dated May 1, 2022,

as supplemented and amended to date

Effective immediately, the information included in the section of the Trust’s SAI entitled “SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY MANAGED FUNDS” is deleted in its entirety and replaced with the following:

The SA Emerging Markets Equity Index Portfolio, SA Fixed Income Index Portfolio, SA Fixed Income Intermediate Index Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio and SA Small Cap Index Portfolio are passively-managed and designed to track an index or subset of an index. SunAmerica is responsible for managing these Portfolios. SunAmerica is an indirect wholly-owned subsidiary of Corebridge, a subsidiary of AIG. In connection with SunAmerica’s management of the Portfolios, each of the Portfolios may trade in AIG and/or Corebridge stock if such stock is represented in the applicable target index.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP4.1 (12/22)